SUMMARY PROSPECTUS
February 28, 2019 (As Amended July 19, 2019)
MFS® Equity Opportunities Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s reports to shareholders and statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated February 28, 2019, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

CLASS	TICKER SYMBOL
Class A	SRFAX
Class T1	N/A
Class B	SRFBX
Class C	SRFCX
Class I	SRFIX
Class R1	SRFDX
Class R2	SRFEX
Class R3	SRFFX
Class R4	SRFGX
Class R6	SRFHX
1 Currently not offered for sale, including in the states of Oklahoma, Nebraska, and Montana.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund's annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports.  Instead, the complete reports will be made available on the fund's Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.
If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action.  You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge.  Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.
Summary of Key Information
Investment Objective
The fund’s investment objective is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy and hold shares of the fund, which are not reflected below.
You may qualify for sales charge reductions if, with respect to Class A shares, you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds, and, with respect to Class T shares, you invest at least $250,000 in the fund. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers and Reductions” on page 9 and “Appendix A – Waivers and Reductions of Sales Charges” on page A-1 of the fund’s prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Class	A	T	B	C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	2.50%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	None	4.00%	1.00%	None	None	None	None	None	None

MSR-SUM-071919          Page 1 of 4

MFS Equity Opportunities Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Class	A	T	B	C	I	R1	R2	R3	R4	R6
Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%	0.10%
Total Annual Fund Operating Expenses	1.19%	1.19%	1.94%	1.94%	0.94%	1.94%	1.44%	1.19%	0.94%	0.85%

#	This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.
Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$689	$931	$1,192	$1,935
Class T Shares	$368	$618	$888	$1,657
Class B Shares assuming
redemption at end of period	$597	$909	$1,247	$2,070
no redemption at end of period	$197	$609	$1,047	$2,070
Class C Shares assuming
redemption at end of period	$297	$609	$1,047	$2,264
no redemption at end of period	$197	$609	$1,047	$2,264
Class I Shares	$96	$300	$520	$1,155
Class R1 Shares	$197	$609	$1,047	$2,264
Class R2 Shares	$147	$456	$787	$1,724
Class R3 Shares	$121	$378	$654	$1,443
Class R4 Shares	$96	$300	$520	$1,155
Class R6 Shares	$87	$271	$471	$1,049

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 119% of the average value of its portfolio.
Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets in equity securities.
Equity securities include common stocks, equity interests in real estate investment trusts (REITs), and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.
In selecting investments for the fund, MFS is not constrained by any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
MFS may invest the fund’s assets in securities of companies of any size.
MFS may invest the fund’s assets in foreign securities.
MFS may invest a significant percentage of the fund’s assets in a single issuer or small number of issuers, and/or in issuers in a single sector or small number of sectors.
MFS uses an active bottom-up approach to buying and selling investments for the fund.  Investments are selected primarily based on fundamental and quantitative research.  MFS uses fundamental analysis of individual issuers to determine a fundamental rating for an issuer.  MFS uses quantitative analysis to determine a quantitative rating for an issuer. MFS then constructs the portfolio generally from the securities rated "buy" for both the fundamental and quantitative research, as well as by considering issuer, industry, and sector weightings, and other factors.  MFS may continue to hold and to consider for further investment securities that are no longer rated "buy" after purchase.
For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.
Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
The principal risks of investing in the fund are:

MFS Equity Opportunities Fund

Equity Market Risk/Company Risk:  Equity markets are volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general.  Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Investment Strategy Risk: The fund's strategy to use both fundamental and quantitative research may not produce the intended results.
Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging and frontier markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.
Real Estate Investment Trust Risk: The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the REIT manager; and other factors.  The securities of smaller real estate-related issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.
Focus Risk:  Issuers in a single country or region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions, and the fund's performance will be affected by the conditions in the countries and regions to which the fund is exposed.  The fund’s performance may be closely tied to the performance of issuers in a limited number of sectors and could be more volatile than the performance of less focused funds. If MFS invests a significant percentage of the fund's assets in a single issuer or small number of issuers, the fund’s performance could be more volatile than the performance of more diversified funds.
Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.
Investment Selection Risk: MFS' investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. Quantitative models may not produce the intended results due to the factors used in the models, the weight placed on each factor in the models, changing sources of market return or market risk, and technical issues in the design, development, implementation, and maintenance of the models (e.g., incomplete or inaccurate data, programming or other software issues, and technology failures).
Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.
Performance information for periods prior to February 1, 2010, reflects periods when a subadvisor was responsible for selecting investments for the fund under different investment strategies. The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.
Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

During the period(s) shown in the bar chart, the highest quarterly return was 16.23% (for the calendar quarter ended September 30, 2010) and the lowest quarterly return was (17.96)% (for the calendar quarter ended September 30, 2011).

MFS Equity Opportunities Fund

Performance Table.
Average Annual Total Returns
(For the Periods Ended December 31, 2018)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
T Shares	(15.91)%	3.32%	10.87%
B Shares	(17.19)%	2.77%	10.48%
C Shares	(15.09)%	3.08%	10.31%
I Shares	(13.50)%	4.11%	11.43%
R1 Shares	(14.33)%	3.08%	10.32%
R2 Shares	(13.98)%	3.59%	10.87%
R3 Shares	(13.75)%	3.85%	11.15%
R4 Shares	(13.51)%	4.11%	11.42%
R6 Shares	(13.45)%	4.21%	11.46%
A Shares	(18.71)%	2.63%	10.49%
Returns After Taxes on Distributions
A Shares	(23.14)%	0.96%	9.52%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	(9.33)%	1.86%	8.59%
Index Comparison (Reflects no deduction for fees, expenses, or taxes)
Russell 1000® Index	(4.78)%	8.21%	13.28%

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.
Investment Adviser
MFS serves as the investment adviser for the fund.
Portfolio Manager(s)

Portfolio Manager	Since	Title
Matt Krummell	2010	Investment Officer of MFS
Jim Fallon	2015	Investment Officer of MFS
Jonathan Sage	2015	Investment Officer of MFS
Jed Stocks	2015	Investment Officer of MFS

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange (the NYSE) is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, Suite 219341, 430 W 7th Street, Kansas City, MO 64105-1407), by mail ([Fund Name], P.O. Box 219341, Kansas City, MO 64121-9341), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).
The fund’s initial and subsequent investment minimums generally are as follows:
Class	Initial Minimum	Subsequent Minimum
Class A, Class T, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R6	None	None

As of the date of this prospectus, Class T shares are not being offered for sale.
Effective June 1, 2019, purchases of Class B shares are closed to new and existing investors except through reinvestment of dividends and capital gain distributions. Existing investors may continue to exchange their Class B shares for the same share class of another MFS fund.
The Board of Trustees of the fund has approved the reorganization of the fund into MFS Core Equity Fund on or about the close of business October 25, 2019.  A shareholder vote is not required to complete the transaction.
The summary prospectus for MFS Core Equity Fund and a description of the terms of the reorganization is expected to be mailed to shareholders of the fund on or about September 3, 2019. In connection with the reorganization, purchases of shares of the fund will be suspended beginning October 23, 2019.
Taxes
If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.
Payments to Broker/Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.